NINTH AMENDMENT OF LOAN AND SECURITY AGREEMENT (ALL ASSETS)

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "**Agreement**") by the among by the among The L. S. Starrett Company, Tru-Stone Technologies, Inc., Starrett Kinemetric Engineering, Inc. and Starrett Bytewise Development, Inc. (each and together, the "**Borrower**") and TD Bank, N.A. (the "**Bank**"). The Agreement was previously amended by a First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, a Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010, a Third Amendment of Loan and Security Agreement (All Assets) dated November 22, 2011, a Fourth Amendment of Loan and Security Agreement dated April 25, 2012, a Fifth Amendment of Loan and Security Agreement (All Assets) dated September 7, 2012, a Sixth Amendment of Loan and Security Agreement (All Assets) dated May 9, 2013, a Seventh Amendment of Loan and Security Agreement (All Assets) dated December 23, 2013, and an Eighth Amendment of Loan and Security Agreement (All Assets) dated January 26, 2015. Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

RECITALS

The Bank has previously agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are presently evidenced by the Note.

All indebtedness of the Borrower to the Bank, including, without limitation, the obligations owing under the Note, is secured pursuant to the terms of the Agreement and all other transaction documents (collectively, the "**Security Documents**"), with the proviso that the Bank shall not perfect its security interest in the Collateral except as provided therein following a Security Trigger Event.

The parties desire that a certain amendment be made to the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Agreement is hereby amended, effective immediately, as follows:

1. Section 18(a) of the Agreement is hereby stricken in its entirety and the following new Section 18(a) substituted therefor:

> "(a) Unless renewed in writing, this Agreement shall terminate on April 30, 2021 (the '**Termination Date**'), and all Obligations with the sole exception of the Term Loan shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Obligations are otherwise due and payable pursuant to the agreement or instrument evidencing same. Bank may terminate this Agreement immediately and without notice upon the occurrence of an Event of

Default. Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the security interest, Bank's rights and remedies hereunder and all of the Borrower's obligations and liabilities hereunder shall survive any termination of this Agreement and shall remain in full force and effect until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), including without limitation those obligations owing under the Term Loan, shall be finally and irrevocably paid in full. No Collateral shall be released or financing statement terminated (if applicable) until such final and irrevocable payment in full of the Obligations including, without limitation, the Term Loan."

Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any loan or letter of credit thereunder.

The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Agreement, the Security Documents, the Term Loan, this Ninth Amendment to the Agreement, and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal this 30 day of January, 2018.

WITNESS:

THE L. S. STARRETT COMPANY

Francis J. O'Brien

Print Name:

By: ______________________

Francis J. O'Brien,
Chief Financial Officer and Treasurer

HEIDI E. JOHNSON
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
June 22, 2018

Heidi Johnson

TRU-STONE TECHNOLOGIES, INC.

Francis J. O'Brien

Print Name:

By: ______________________

Francis J. O'Brien,
Chief Financial Officer and Treasurer

HEIDI E. JOHNSON
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
June 22, 2018

STARRETT KINEMETRIC ENGINEERING, INC.

Francis J. O'Brien

Print Name:

By: ______________________

Francis J. O'Brien,
Chief Financial Officer and Treasurer

HEIDI E. JOHNSON
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
June 22, 2018

STARRETT BYTEWISE DEVELOPMENT, INC.

Francis J. O'Brien

Print Name:

By: ______________________

Francis J. O'Brien,
Chief Financial Officer and Treasurer

HEIDI E. JOHNSON
Notary Public
COMMONWEALTH OF MASSACHUSETTS
My Commission Expires
June 22, 2018

T.D. BANK, N.A.

Jolie Lacey

Print Name:

By: ______________________ V.P.

V. Paul Lawless, Vice President

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